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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) July 18, 1994



                               McDONALD'S CORPORATION
               (Exact name of Registrant as specified in its Charter)



       Delaware                    1-5231              36-2361282
      (State or other             (Commission         (IRS Employer
       jurisdiction                File Number)        Identification No.)
       of incorporation)



      One McDonald's Plaza, Oak Brook, Illinois            60521
      (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code  (708) 575-3000



                                     Not applicable
              (Former name or former address, if changed since last report)


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   Item 5.  Other Events

        On July 18, 1994, McDonald's Corporation ("Company") reached an agreement in principle with Discovery Zone, Inc. ("Discovery Zone"), pursuant to which Discovery Zone will acquire all of the outstanding capital stock of Leaps & Bounds, Inc., a wholly-owned subsidiary of the Company, in exchange for 5,500,000 shares (subject to adjustment, in certain circumstances) of Discovery Zone. This transaction is further described in a Press Release attached hereto as Exhibit 99 and incorporated herein by reference.

   Item 7.  Financial Statements and Exhibits

      (c)  Exhibits

           (99) Press Release dated July 18, 1994 -- "Leaps and Bounds Merges with Discovery Zone; McDonald's, Blockbuster and Discovery Zone Join Forces in Family Entertainment."

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                                     SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     McDONALD'S CORPORATION

                                     (Registrant)



                                     By:  /s/ Jack M. Greenberg
                                          ----------------------
                                          Vice Chairman and
                                          Chief Financial Officer


   Date: July 20, 1994

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                                   Exhibit Index


      Exhibit                                         Sequential
        No.       Description of Exhibit              Page Number

       (99)       Press Release dated July 18,            5
                  1994 -- "Leaps and Bounds
                  Merges with Discovery Zone;
                  McDonald's, Blockbuster and
                  Discovery Zone Join Forces
                  in Family Entertainment"